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                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 25, 1998


                                INFORMIX CORPORATION
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                     DELAWARE
               -----------------------------------------------------
                  (State or other jurisdiction of incorporation)

         0-15325                                       94-3011736
 -------------------------                   --------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)



                 4100 Bohannon Drive, Menlo Park, California 94025
               -----------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

         Registrant's telephone number, including area code (650) 926-6300
                                                            --------------
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Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On November 25, 1998, Informix Corporation (the "Company") issued 80,000 shares of its Series A-1 Convertible Preferred Stock (the "Warrant Stock") to Fletcher International Limited ("Fletcher") for an aggregate of $20 million. The sale of the Warrant Stock was not registered under the Securities Act of 1933 (the "Act") pursuant to the exemption provided by Regulation S. The Warrant Stock was purchased pursuant to a Warrant that was granted to Fletcher in connection with a Subscription Agreement dated August 12, 1997 between Fletcher and the Company (the "Subscription Agreement"), as subsequently amended by Amendment No. 1 dated November 17, 1997 (the "Amendment"). Further, the Warrant Stock was subsequently converted to 4,642,525 shares of the Company's Common Stock and was not registered under the Act pursuant to the exemption provided by Regulation S.

     On February 13, 1998 the Company issued 60,000 shares of its Warrant Stock to Fletcher for an aggregate of $15 million. The sale of the Warrant Stock was not registered under the Securities Act of 1933 pursuant to the exemption provided by Regulation S. The Warrant Stock was purchased pursuant to a Warrant (the "Warrant") that was granted to Fletcher in connection with the Subscription Agreement, as subsequently amended by the Amendment.

     Pursuant to the Subscription Agreement, the Company sold 160,000 shares of Series A Convertible Preferred Stock (the "Series A Stock") for an aggregate of $40 million and issued a Warrant to acquire up to an additional 140,000 shares of Series A Stock. In connection with a subsequent financing, the Series A Stock was exchanged for Series A-1 Convertible Preferred Stock, and the Warrant relating to Series A Stock was exchanged, pursuant to an Exchange Agreement between the Company and Fletcher dated as of November 17, 1997 (the "Exchange Agreement"), for a Warrant relating to Series A-1 Convertible Preferred Stock.

     Reference is made to the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on February 27, 1998, August 25, 1997 and December 2, 1997 for information concerning the Warrant, the Subscription Agreement, the Amendment and the Exchange Agreement.



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Menlo Park, State of California, on December 4, 1998.

                                             INFORMIX CORPORATION


                                             By: /s/ JEAN-YVES DEXMIER
                                                 --------------------------
                                                 Jean-Yves Dexmier,
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Secretary